Exhibit 99.1

"The Number One Community Bank With The Best Customer Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" Service In Town" February 9, 2005

Certain of the statements made herein are forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Exchange Act of 1934. In addition, Fidelity Southern Corporation ("FSC"), through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FSC's senior management based upon current information and involve a number of risks and uncertainties. Actual results could differ materially from the results expressed in the forward- looking statement. Certain factors, which could affect the accuracy of such forward-looking statements, are identified in the public filings made by FSC with the Securities and Exchange Commission, including the Company's annual report on form 10-K for the year ended December 31, 2003, and the Company's quarterly report on form 10-Q for the three months ended September 30, 2004 and earnings release for the year ended December 31, 2004. Forward-looking statements contained in this or other public statements of FSC or its senior management should be considered in light of those factors. FSC undertakes no obligation to revise these statements after the date of this presentation. Forward - Looking Disclaimer

The 2003/2004 Focus H. Palmer Proctor, Jr., - Fidelity Bank President Atlanta, GA, September 23, 2004 - Fidelity Southern Corporation (NASDAQ: LION) The Board of Directors of Fidelity Bank named H. Palmer Proctor, Jr., President of the Bank, effective October 1, 2004. He has also become a member of Fidelity's and the Bank's boards. Proctor was Senior Vice President of Commercial Lending and has been with the Bank since 1990. Proctor has served in the past as manager of Branch Administration, Operations, Mortgage, and Investment Services. Proctor recently graduated from the Stonier Graduate School of Banking at Georgetown University and is also a graduate of Auburn University. He has served as Chairman of the Callanwolde Foundation, on the board of the Frazer Center, and is active in the community. Proctor has been instrumental in helping to develop Fidelity's growth plan and directing its success.

Fidelity Southern Corporation Company Overview Franchise Value Strategic Focus The 2003/2004 Growth Focus Financial Performance 2004 Looking Ahead

Company Overview Headquartered Atlanta, GA Founded 1974 Listing NASDAQ Symbol LION Name Change May 2003 Book Value $8.64 Market Capitalization $173 Million Annual Cash Dividend $.28* * As of January 20, 2005

Serving metropolitan Atlanta with 19 full - service branches, 35 ATMs and one internet (cyber) branch www.lionbank.com Franchise Value: Delivery System Plans for 2005 include new branch site in Gwinnett and possible additional branch sites. possible additional branch sites. possible additional branch sites. Branches Current Branch Proposed Branch

Company Overview 2004 over 2003 Growth Income from Continuing Operations 103.4% Earning Assets 12.2% Loan Growth 20.8% Deposit Growth 14.5% Asset Growth 12.1% Shareholders' Equity 10.8% Book Value 7.9%

Franchise Value: Atlanta MSA Vibrant Growing City-10 County MSA 2000 Census 3.43 Mil 2004 Estimate 3.71 Mil 2003 Estimate 3.67 Mil 2012 Est. Population 5.05 Mil Home of 120,000+ Businesses 4.1 % Unemployment (as of November 2004) 44 Accredited Colleges and Universities Home of World's Busiest Airport Projected by Newsweek to be National Leader for New Jobs: 1998-2025 - 1.8 Mil

Franchise Value Largest In-Town Atlanta Full-Service Community Bank Seasoned Management Team Strong Earnings Growth Foundation in Place 2004 Growth in Earning Assets Improved Asset Quality Increasing Net Interest Income Excellent Expense Control

Franchise Value Ethics-Based Corporation Golden Rule - For Employees, Customers and Shareholders Corporate Governance Strong Infrastructure

To continue growth, improve earnings and increase shareholder value. To treat customers, employees, community and shareholders according to the Golden Rule. To operate within a culture of strong internal controls. Strategic Focus Mission Statement

Strengthened Production Teams Through Promotions and Hiring Commercial: New Manager and Lending Officers Construction: New Manager and Lending Officers Indirect: Added Seasoned Underwriters Mortgage: Support Staff Reductions to Match Lower Volume Branches: New Department Manager and Some Branch Managers The 2003/2004 Focus

Continued Focus on Corporate Governance Kept Pace With Large Bank Technology Strengthened Sales Culture Advertising, Training, Sales Oriented Incentive Program The 2003/2004 Focus

2001 2002 2003 2004 1603 3179 3753 7632 Financial Performance - Income Income from Continuing Operations ( in 000's) Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, 2001 2001 2002 2002 2003 2003 2004 2004 % Increase Income from Continuing Operations Income from Continuing Operations $1,603 $ 3,179 $3,753 $7,632 103.4 % Income from Discontinued Operations Income from Discontinued Operations 907 8,216 78 - N/M Net Income $2,510 $11,395 $3,831 $7,632 99.2 % Basic Earnings Per Share Basic Earnings Per Share From Continuing Operations $.18 $.36 $.42 $.85 102.4 % Net Income .29 1.29 .43 .85 97.7

Profitability Ratios1 1) From Continuing Operations Financial Performance - Ratios Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, 2001 2002 2003 2004 Return on Average Assets .18% .34% .36% .66 % Return on Shareholders' Equity 2.76 5.10 5.29 10.29 Efficiency Ratio 90.65 77.50 78.89 67.75

2001 2002 2003 2004 24341 30245 32880 35739 Financial Performance - Net Interest Income Net Interest Income ( in 000's) Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, 2001 2002 2003 2004 Net Interest Income Net Interest Income $ 24,341 $ 30,245 $ 32,880 $ 35,739 Net Interest Margin Net Interest Margin 2.93% 3.43% 3.35% 3.22 % Daily Average Balances: Daily Average Balances: Total Loans $715,099 $757,430 $831,243 $923,103 Earning Assets 832,530 882,947 986,485 1,115,149 Deposits 814,477 845,619 865,182 969,815

Financial Performance - Loan Portfolio1 At December 31, At December 31, At December 31, At December 31, At December 31, At December 31, 2003 2004 Percent (in millions) (in millions) Growth Commercial $ 70.1 $ 85.8 22.4 % RE - Construction 120.2 162.2 34.9 RE - Commercial 87.0 98.8 13.6 RE - Residential 58.6 77.4 32.1 RE - Home Equity 46.7 46.5 (0.3) Consumer 413.1 490.5 18.7 $795.7 $961.2 20.8 1) Excludes loans held-for-sale Commercial Real Estate - Construction Real Estate - Commercial Real Estate - Residential Real Estate - Home Equity Consumer 7/1/2004 85800000 162200000 98800000 77400000 46500000 490500000

Loans Financial Performance Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, 2003 2004 % Increase Total Loans Outstanding1 (at year end) $833.0 $995.3 19.5 % Loans Outstanding (at year end) 795.7 961.2 20.8 Average Loans Outstanding 831.2 923.1 11.1 Interest Income 50.1 51.0 1.9 Yield 6.02% 5.53 % Net Charge-Offs to Average Loans Outstanding .54 .29 Allowance as a Percentage of Loans 1.25 1.27 Nonperforming Loans/Total Loans .27 .16 Nonperforming Assets/Total Loans, OREO & Repos .49 .29 Allowance to Nonperforming Loans 3.14 5.53 ($ in millions) 1) Includes held-for-sale

Commercial and Construction Loans Financial Performance Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, 2003 2004 % Increase Commercial Financial and Real Estate Loans $ 157.1 $ 184.6 17.5% Net Charge-Offs 1.3 - N/M Net Charge-Offs to Average Loans Outstanding .93% (.04) % - Construction Loans $ 120.2 $ 162.2 34.9% Net Charge-Offs 0 0 0 Net Charge-Offs to Average Loans Outstanding 0% 0% - ($ in millions) N/M - Not Meaningful

Consumer Loans Financial Performance Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, 2003 2004 % Charge Total Consumer Loans1 $ 448.1 $ 520.5 16.2 % Consumer Loans 413.1 490.5 18.7 Net Charge-Offs to Average Loans outstanding .63% .47% - Loan Production (indirect only) $ 336 $ 448 33.3 Loan Servicing Volume (indirect only) 184.8 232.5 25.8 ($ in millions) 1) Includes indirect consumer loans and loans held-for-sale

Franchise Value: Delivery System Offices in Georgia and Florida service Tennessee, North Carolina, South Carolina, Georgia and Florida. Indirect Lending Gold Counties - Office locations Green Counties - Service areas Production YTD 12/31/04 Production YTD 12/31/04 Georgia 74% Florida 16% North Carolina 7% Tennessee 2% South Carolina 1% 74% 16% 1% 2% 7%

Financial Performance Deposits Wachovia SunTrust Bank of America Southtrust NetBank BB&T Bank of North GA Fidelity Bank RBC Centura Regions Other 24.48 21.57 19.02 7.09 3.48 2.4 1.51 1.43 1.33 1.28 16.41 Rank Institution % of Market 1 Wachovia 24.48 2 SunTrust 21.57 3 Bank of America 19.02 4 Southtrust 7.09 5 NetBank 3.48 6 BB&T 2.40 7 Bank of North GA 1.51 8 Fidelity Bank 1.43 9 RBC Centura 1.33 10 Regions 1.28 11 Other 16.41 Deposits by Market Share (out of 5 county service area - DeKalb, Fulton, Cobb, Gwinnett and Clayton) FDIC - June 30, 2004

2001 2002 2003 2004 Noninterest Bearing 113 114 111 116 DDA & MM 120 158 169 251 Savings 101 106 131 127 Time 484 528 477 522 Financial Performance - Deposit Growth At December 31, At December 31, At December 31, At December 31, At December 31, At December 31, At December 31, At December 31, At December 31, 2001 2002 2003 2004 % Change Deposits Deposits Noninterest Bearing Noninterest Bearing $113 $114 $111 $116 4.4 % Interest Bearing Interest Bearing Demand and Money Market Demand and Money Market 120 158 169 251 48.4 Savings Savings 101 106 131 127 (3.2) Time Time 484 528 477 522 9.6 Total $818 $906 $888 $1,016 14.5 in millions

2001 2002 2003 2004 20080 19450 13756 14550 ( in 000's) Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, Years Ending December 31, 2001 2001 2002 2002 2003 2003 2004 2004 Service Charges and Fees $ 5,540 $ 6,265 $ 6,148 $ 5,588 Indirect Lending 4,498 $ 3,118 3,038 4,321 Merchant Activities 3,134 5,072 - - Mortgage Banking 2,810 2,552 2,808 1,917 SBA Lending 285 455 35 768 Securities Gains 600 300 331 385 Other 3,340 1,861 1,396 1,571 Total $20,207 $19,623 $13,756 $14,550 Financial Performance - Noninterest Income

2001 2002 2003 2004 40255 38475 36791 34070 Financial Performance - Noninterest Expense ( in 000's) Year Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, Year Ended December 31, 2001 2001 2002 2002 2003 2003 2004 2004 Salaries & Employee Benefits $17,717 $18,043 $18,755 $17,876 Occupancy & Equipment 6,809 6,445 6,647 6,569 Merchant Processing 2,224 1,161 - - Professional & Other Services 5,822 4,109 3,042 2,340 Communication Expenses 1,783 1,485 1,433 1,375 Other Insurance 378 499 1,059 780 Other 5,648 6,906 5,855 5,130 Noninterest Expense $40,381 $38,648 $36,791 $34,070

2000 2001 2002 2003 2004 6.56 6.64 7.99 8.01 8.64 Financial Performance - Capital ( Book Value Per Share) Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, Years Ended December 31, 2000 2001 2002 2003 2004 Shareholders' Equity (000's) Shareholders' Equity (000's) Shareholders' Equity (000's) $58,270 $58,270 $70,774 $71,126 $78,809 Book Value Per Share Book Value Per Share Book Value Per Share 6.56 6.64 7.99 8.01 8.64 Capital Ratios: Capital Ratios: Capital Ratios: Leverage Leverage 8.09% 8.08% 8.42% 9.03% 8.74 % Risk Based Capital: Risk Based Capital: Tier 1 9.46 9.05 10.38 10.33 9.88 Total 12.69 11.72 12.55 12.74 11.91

Financial Performance - Total Return Performance Period Ending December 31, Period Ending December 31, Period Ending December 31, Period Ending December 31, Period Ending December 31, Period Ending December 31, Index 1999 2000 2001 2002 2003 2004 Fidelity Southern Corporation 100.00 68.19 102.70 142.96 193.98 282.00 NASDAQ Composite 100.00 60.82 48.16 33.11 49.93 54.49 SNL NASDAQ Bank Index* 100.00 115.45 125.66 129.25 166.83 191.21 NASDAQ Bank Index* 100.00 114.23 123.68 126.65 162.92 186.45 FSC Stock Price $7.56 $5.00 $7.30 $9.99 $13.25 $19.00 *Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2005. Used with permission. All rights reserved. crsp.com. 1999 2000 2001 2002 2003 2004 Fidelty Southern Corporation 100 68.19 102.7 142.96 193.98 282 NASDAQ Composite 100 60.82 48.16 33.11 49.93 54.49 SNL NASDAQ Bank Index* 100 115.45 125.66 129.25 166.83 191.21 NASDAQ Bank Index* 100 114.23 123.68 126.65 162.92 186.45 FSC Stock Price 7.56 5 7.3 9.99 13.25 19

Looking Ahead Work Our Strategic Plan Goal within Three Years - 15% ROE, 1% ROA Build Deposits Focus on Branches Resume Branching 1 Branch opens 2005 Cross-Sell Existing Customers Targeted Advertising Look at adding an insurance agency Grow Earning Assets Manage Costs Anticipate Strong Earnings Growth in '04 and Beyond Exploring other sites

FIDELITY SOUTHERN CORPORATION
FINANCIAL HIGHLIGHTS
YEAR-TO-DATE DECEMBER 31, 2004

	Year-to-Date December 31,
(Dollars in Thousands Except Per Share Data)	2004	2003	% Change

Income from Continuing Operations	$7,632	$3,753	103.4%
Net Income	7,632	3,831	99.2
Per Share Common Data
Income from Continuing Operations
Basic Earnings	$.85	$.42	102.4%
Diluted Earnings	.84	.42	100.0
Net Income
Basic Earnings	.85	.43	97.7
Diluted Earnings	.84	.43	95.3
Cash Dividends Declared — Common	.20	.20	ó
Book Value	8.64	8.01	7.9
Month-end Price	19.00	13.25	43.4
Average Common Shares O/S — Diluted	9,097,733	8,966,419	1.5

Period-end Balance Sheet Data
Assets	$1,223,604	$1,091,919	12.1%
Investment Securities	166,050	191,029	(13.1)
Total Loans	995,289	833,029	19.5
Earning Assets	1,170,534	1,043,543	12.2
Total Deposits	1,016,377	887,979	14.5
Shareholdersí Equity	78,809	71,126	10.8
Common Shares Outstanding	9,120,135	8,877,847	2.7

Financial Ratios[1]
Return on Average Assets	.66%	.36%
Return on Average Common Shareholdersí Equity	10.29	5.29
Net Interest Margin	3.22	3.35
Efficiency Ratio	67.75	78.89
Net Charge-offs to Average Loans	.29	.54
Allowance as % of Loans	1.27	1.25
Allowance to Nonperforming Loans/Repos	5.53x	3.14x
Allowance to Nonperforming Assets	4.25	2.42
Nonperforming Assets to Total Loans and Repossessions	.29%	.49%
Dividend Payout on Common Shares	23.60	47.27

Diluted Earnings Per Common Share 1 (in dollars) Dividends Per Common Share (in dollars) Book Value Per Common Share (in dollars)

Return on Average Common Equity 1 (%) Average Earning Assets ($ in millions) Average Total Loans ($ in millions)

1 from continuing operations

FIDELITY SOUTHERN CORPORATION
FINANCIAL HIGHLIGHTS
COMPARISON FOURTH QUARTER 2003/2004

	Fourth Quarter
(Dollars in Thousands Except Per Share Data)	2004	2003	% Change

Income from Continuing Operations	$2,160	$817	164.4%
Net Income	2,160	817	164.4
Per Share Common Data
Income from Continuing Operations
Basic Earnings	$.24	$.09	166.7%
Diluted Earnings	.24	.09	166.7
Net Income
Basic Earnings	.24	.09	166.7
Diluted Earnings	.24	.09	166.7
Cash Dividends Declared — Common	.05	.05	ó
Book Value	8.64	8.01	7.9
Month-end Price	19.00	13.25	43.4
Average Common Shares Outstanding	9,119,224	8,874,347	2.8

Period-end Balance Sheet Data
Assets	$1,223,604	$1,091,919	12.1%
Investment Securities	166,050	191,029	(13.1)
Total Loans	995,289	833,029	19.5
Earning Assets	1,170,534	1,043,543	12.2
Total Deposits	1,016,377	887,979	14.5
Shareholdersí Equity	78,809	71,126	10.8
Common Shares Outstanding	9,120,135	8,877,847	2.7

Financial Ratios[1]
Return on Average Assets	.71%	.31%
Return on Average Common Shareholdersí Equity	11.04	4.60
Efficiency Ratio	65.76	81.66
Net Interest Margin	3.32	3.37
Net Charge-offs to Average Loans	.24	.51
Allowance as % of Loans	1.27	1.25
Allowance to Nonperforming Loans/Repos	5.53x	3.14x
Allowance to Nonperforming Assets	4.25	2.42
Nonperforming Assets to Total Loans and Repossessions	.29%	.49%
Dividend Payout on Common Shares	21.10	54.40

Diluted Earnings Per Common Share 1 Fourth Quarter (in dollars) Dividends Per Common Share Fourth Quarter (in dollars) Book Value Per Common Share Fourth Quarter (in dollars)

[1] from continuing operations
Return on Average Common Equity 1 Fourth Quarter (%) Average Earning Assets Fourth Quarter ($ in millions) Average Total Loans Fourth Quarter ($ in millions) 1 from continuing operations December 2004 Only